Ohio National Fund, Inc.	July 7, 2016

Small Cap Growth Portfolio

Supplement to Summary Prospectus Dated May 1, 2016

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Jonathan D. Coleman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since May 2013. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.